                          FOURTH SUPPLEMENTAL INDENTURE

         FOURTH SUPPLEMENTAL INDENTURE, dated as of March 24, 2004 (the "FOURTH SUPPLEMENTAL INDENTURE"), among Armor Holdings, Inc., a Delaware corporation (the "COMPANY"), the subsidiary guarantors listed as signatories to the Indenture as defined below (collectively, the "INITIAL SUBSIDIARY GUARANTORS"), the subsidiary guarantors listed on Exhibit A attached hereto (the "NEW SUBSIDIARY GUARANTORS"), ODV Holdings Corp., a Delaware corporation ("ODV"), and Wachovia Bank, National Association, a national banking association, as trustee (the "TRUSTEE").

                                   WITNESSETH

         WHEREAS, the Company has issued its 8 1/4% Senior Subordinated Notes due 2013 (the "NOTES") in the aggregate principal amount of $150,000,000 under and pursuant to the Indenture dated August 12, 2003, among the Company, the Initial Subsidiary Guarantors and the Trustee (the "INDENTURE");

         WHEREAS, pursuant to the terms of the Indenture, the Indenture has been supplemented by the First Supplemental Indenture, dated as of September 30, 2003 (the "FIRST SUPPLEMENTAL INDENTURE"), among the Company, the Initial Subsidiary Guarantors, the Discontinued Domestic Subsidiaries listed in Schedule I to the First Supplemental Indenture and the Trustee; the Second Supplemental Indenture, dated as of December 9, 2003 (the "SECOND SUPPLEMENTAL INDENTURE"), among the Company, the Initial Subsidiary Guarantors, certain of the Discontinued Domestic Subsidiaries, AHI Bulletproof Acquisition Corp., an Arizona corporation, AHI Bulletproof Acquisition Corp., a Delaware corporation, the subsidiary guarantors listed on Exhibit A attached thereto and the Trustee; and the Third Supplemental Indenture, dated as of December 24, 2003 (the "THIRD SUPPLEMENTAL INDENTURE"), among the Company, the Initial Subsidiary Guarantors, Hatch Imports, Inc., a California corporation, the subsidiary guarantors listed on Exhibit A attached thereto and the Trustee, pursuant to which certain subsidiaries of the Company became Subsidiary Guarantors;

         WHEREAS, pursuant to Section 4.20(C) of the Indenture, the Company and the Trustee entered into a Release dated as of November 26, 2003 under which certain of the Discontinued Domestic Subsidiaries were released and discharged from their Subsidiary Guarantees and their obligations under the Indenture and the Registration Rights Agreement;

         WHEREAS, pursuant to Section 4.22 of the Indenture, the Company is required to cause ODV to execute and deliver to the Trustee this Fourth Supplemental Indenture pursuant to which ODV shall become bound by the provisions of the Indenture and the Registration Rights Agreement as a Subsidiary Guarantor;

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Fourth Supplemental Indenture;

         WHEREAS, all things necessary for the execution of this Fourth Supplemental Indenture and to make this Fourth Supplemental Indenture a valid and binding agreement of the parties hereto have been done.

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Company, the Initial Subsidiary Guarantors, the New Subsidiary Guarantors, ODV and the Trustee, such parties hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

                  Section 1.        Definitions.

                  Unless otherwise stated or unless the context shall otherwise require, all capitalized terms used in this Fourth Supplemental Indenture shall be given the same meanings as such terms are defined in the Indenture, the First Supplemental Indenture or the Second Supplemental Indenture, as the case may be.

                  Section 2.        Subsidiary Guarantee.

                  (a) By execution and delivery of this Fourth Supplemental Indenture, ODV hereby agrees to become a Subsidiary Guarantor pursuant to the Indenture and to assume all obligations of the Subsidiary Guarantors under the Indenture (including without limitation, the Subsidiary Guarantee as defined in the Indenture), the Notes and the Registration Rights Agreement, in each case, in accordance with the terms thereof.

                  (b) ODV hereby agrees that its execution and delivery of this Fourth Supplemental Indenture shall evidence its Subsidiary Guarantee as set forth in Section 11.01 of the Indenture without the need for any further notation on the Notes and the delivery and authentication of any Note by the Trustee under the Indenture, including any Note authenticated and delivered on or prior to the date of this Fourth Supplemental Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this Fourth Supplemental Indenture on behalf of ODV. Each of the Initial Subsidiary Guarantors and the New Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 of the Indenture shall remain in full force and effect.

                  Section 3.        Effectiveness and Validity.

                  (a) This Fourth Supplemental Indenture shall become effective on the date first written above. The Indenture, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Fourth Supplemental Indenture, are in all respects ratified and confirmed hereby. Following the effectiveness hereof, the Indenture, the First Supplemental Indenture and the Second Supplemental Indenture shall be deemed supplemented in accordance herewith, and this Fourth Supplemental Indenture shall form a part of the Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture as supplemented by the First Supplemental Indenture and the Second Supplemental Indenture shall be entitled to the benefit thereof and hereof and be bound thereby and hereby.

                  (b) If an Officer of a Subsidiary Guarantor whose signature is on the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture or this Fourth Supplemental Indenture no longer holds that office at the time the Trustee authenticates such Notes or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee shall be valid nevertheless.

                  Section 4.        Solvency; No Fraudulent Transfer or
Conveyance.

                  ODV, for the benefit of each Holder, confirms that it is a solvent corporation and that the granting of the Subsidiary Guarantee is not made with the purpose of defrauding any of its current creditors. Each of the Company, the Initial Subsidiary Guarantors, the New Subsidiary Guarantors and ODV confirms that the Subsidiary Guarantee given by ODV does not constitute a fraudulent transfer or conveyance for purposes of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law.

                  Section 5. No Personal Liability of Directors, Officers, Employees and Stockholders.

                  No director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or the Subsidiary Guarantors under the Notes, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, this Fourth Supplemental Indenture, the Subsidiary Guarantees, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. The acceptance of a Note by each Holder of Notes is deemed to be a waiver and release of all such liability. This waiver and release are part of the consideration for issuance of the Subsidiary Guarantee set forth in and evidenced by this Fourth Supplemental Indenture.

                  Section 6.        Governing Law.

                  THIS FOURTH SUPPLEMENTAL INDENTURE AND THE NOTES AND THE SUBSDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES.

                  Section 7.        Successors.

                  All agreements of the Company and the Subsidiary Guarantors in the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, this Fourth Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Fourth Supplemental Indenture shall bind its successors.

                  Section 8.        Duplicate Originals.

                  The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

                  Section 9.        Severability.

                  In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, this Fourth Supplemental Indenture and the Notes shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                  Section 10.       Headings.

                  The headings of the sections of this Fourth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Fourth Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

                  Section 11.       Trustee.

                  The Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture. The recitals and statements herein are deemed to be those of the Company and the Subsidiary Guarantors and not of the Trustee.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

                                ARMOR HOLDINGS, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Corporate Controller and Treasurer

                                WACHOVIA BANK, NATIONAL
                                ASSOCIATION,
                                  as Trustee



                                By: /s/ Stephanie Moore
                                   ---------------------------------------------
                                   Name:  Stephanie Moore
                                   Title: Trust Officer

                                911EP, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                AHI PROPERTIES I, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                ARMOR BRANDS, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                ARMOR HOLDINGS FORENSICS, L.L.C..,
                                  a Delaware limited liability company



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

                                ARMOR HOLDINGS GP, LLC,
                                  a Delaware limited liability company



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                ARMOR HOLDINGS LP, LLC,
                                  a Delaware limited liability company



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary



                                ARMOR HOLDINGS MOBILE SECURITY, L.L.C.,
                                  a Delaware limited liability company



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary



                                ARMOR HOLDINGS PAYROLL SERVICES, LLC,
                                  a Delaware limited liability company



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

                               ARMOR HOLDINGS PRODUCTS, L.L.C.,
                                 a Delaware limited liability company



                                By: /s/ Phil Baratelli
                                  ---------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Vice President and Assistant Secretary




                               ARMOR HOLDINGS PROPERTIES, INC.,
                                 a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               ARMOR SAFETY PRODUCTS COMPANY,
                                 a Delaware corporation



                                By: /s/ Phil Baratelli
                                  ---------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Vice President and Assistant Secretary




                               B-SQUARE, INC.,
                                 a Texas corporation



                                By: /s/ Phil Baratelli
                                  ---------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Vice President and Assistant Secretary

                                BREAK-FREE ARMOR CORP.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                BREAK-FREE, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary



                                CASCO INTERNATIONAL, INC.,
                                  a New Hampshire corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                DEFENSE TECHNOLOGY CORPORATION OF AMERICA,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

                                IDENTICATOR, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                MONADNOCK LIFETIME PRODUCTS, INC.,
                                  a Delaware corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                MONADNOCK LIFETIME PRODUCTS, INC.,
                                  a New Hampshire corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                                MONADNOCK POLICE TRAINING COUNCIL, INC.,
                                  a New Hampshire corporation



                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

                              NAP PROPERTIES, LTD.,
                                a California limited partnership

                              By:  NAP PROPERTY MANAGERS LLC,
                                   its General Partner

                              By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                   its Managing Member



                              By: /s/ Phil Baratelli
                                 ---------------------------------------------
                                 Name:  Phil Baratelli
                                 Title: Vice President and Assistant Secretary



                              NAP PROPERTY MANAGERS LLC,
                                a California company

                              By:  ARMOR HOLDINGS PROPERTIES, INC.,
                                   its Managing Member


                              By: /s/ Phil Baratelli
                                 ---------------------------------------------
                                 Name:  Phil Baratelli
                                Title: Vice President and Assistant Secretary




                              O'GARA-HESS & EISENHARDT ARMORING COMPANY, L.L.C.,
                                 a Delaware limited liability company


                              By: /s/ Phil Baratelli
                                 ---------------------------------------------
                                 Name:  Phil Baratelli
                                 Title: Vice President and Assistant Secretary

                               PRO-TECH ARMORED PRODUCTS OF MASSACHUSETTS, INC.,
                                 a Massachusetts corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary



                               RAMTECH DEVELOPMENT CORP.,
                                 a Delaware corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary



                               SAFARI LAND LTD, INC.,
                                 a California corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               SAFARILAND GOVERNMENT SALES, INC.,
                                 a California corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

                               SPEEDFEED ACQUISITION CORP.,
                                 a Delaware corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               THE O'GARA COMPANY,
                                 an Ohio corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               ARMORGROUP SERVICES, LLC,
                                 a Delaware limited liability company



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               CDR INTERNATIONAL, INC.,
                                 a Delaware corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

                               NETWORK AUDIT SYSTEMS, INC.,
                                 a Delaware corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               NEW TECHNOLOGIES ARMOR, INC.,
                                 a Delaware corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary




                               AHI BULLETPROOF ACQUISITION CORP.,
                                 a Delaware corporation


                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               SIMULA, INC.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary

                               SIMULA AEROSPACE & DEFENSE
                               GROUP, INC.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               INTERNATIONAL CENTER FOR SAFETY
                               EDUCATION, INC.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               SIMULA POLYMERS SYSTEMS, INC.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary

                               SIMULA TECHNOLOGIES, INC.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               AI CAPITAL CORP.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               SIMULA TRANSPORTATION EQUIPMENT
                               CORPORATION,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               CCEC CAPITAL CORP.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary

                               SAI CAPITAL CORP.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               ASD CAPITAL CORP.,
                                 an Arizona corporation



                               By: /s/ Glenn Heiar
                                   ---------------------------------------------
                                   Name:    Glenn Heiar
                                   Title:   Chief Financial Officer, Treasurer
                                            and Secretary




                               HATCH IMPORTS, INC.
                                 a California corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name: Phil Baratelli
                                   Title: Vice President and Secretary




                                ODV HOLDINGS CORP.
                                  a Delaware corporation



                               By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name: Phil Baratelli
                                   Title: Vice President and Secretary

                                    EXHIBIT A

AHI Bulletproof Acquisition Corp., a Delaware corporation
ArmorGroup Services, LLC, a Delaware limited liability company
CDR International, Inc., a Delaware corporation
Network Audit Systems, Inc., a Delaware corporation
New Technologies Armor, Inc., a Delaware corporation
Simula, Inc., an Arizona corporation
Simula Aerospace & Defense Group, Inc., an Arizona corporation
International Center for Safety Education, Inc., an Arizona corporation Simula Polymers Systems, Inc., an Arizona corporation
Simula Technologies, Inc., an Arizona corporation
AI Capital Corp., an Arizona corporation
Simula Transportation Equipment Corporation, an Arizona corporation CCEC Capital Corp., an Arizona corporation
SAI Capital Corp., an Arizona corporation
ASD Capital Corp., an Arizona corporation
Hatch Imports, Inc., a California corporation